                                                                   EXHIBIT 10.42



     THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE
                                                        ---
     SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. PRIOR TO ANY SALE OR TRANSFER OF THIS INSTRUMENT, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SALE OR TRANSFER, THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE ISSUER HEREOF (THE "COMPANY") AN
                                                                   -------
     OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT.


                           ALLIANCE LAUNDRY HOLDINGS

                      JUNIOR SUBORDINATED PROMISSORY NOTE
                      -----------------------------------

________, 1998                                                        $9,000,000


          Alliance Laundry Holdings LLC (the "Company"), hereby promises to pay
                                              -------
to the order of Raytheon Company ("Raytheon") or its permitted transferees
                                   --------
pursuant to Section 6 below (the "Holder"), the principal amount of nine million
                                  ------
dollars ($9,000,000), together with interest thereon calculated from the date hereof (the "Date of Issuance") in accordance with the provisions of this Junior
             ----------------
Subordinated Promissory Note (this "Note").
                                    ----

          This Note was issued pursuant to the Merger Agreement, dated as of February 21, 1998, by and among the Company, Raytheon and RCL Acquisitions, L.L.C. (the "Merger Agreement"). Except as defined in Section 9 hereof or
             ----------------
unless otherwise indicated herein, capitalized terms used in this Note shall have the same meanings as set forth in the Merger Agreement.

          1.   Payment and Capitalization of Interest.  Interest shall accrue at
               --------------------------------------
the rate of nineteen percent (19%) per annum until the eighth anniversary of the Date of Issuance and at a rate of thirteen percent (13%) per annum thereafter on the unpaid principal amount of this Note (including any portion thereof which is Capitalized Interest) outstanding from time to time, or (if less) at the highest rate then permitted under applicable law. On each anniversary of the Date of Issuance (a "Capitalization Date") on which any portion of the unpaid principal
             -------------------
amount of this Note
remains outstanding, all accrued interest as of such date shall be capitalized and made part of the unpaid principal amount hereunder as of such date (the "Capitalized Interest"). Interest shall be computed on the basis of a 365-day
 --------------------
year and the actual number of days elapsed. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the Maturity Date (as defined below).

          2.  Payment of Principal on Note.
              ----------------------------

          (a) Scheduled Payments.  The Company shall pay the principal amount
              ------------------
then outstanding (including any portion thereof which is Capitalized Interest), together with all unpaid interest accrued hereon and any other amounts payable hereunder, to the holder of this Note on August 21, 2009 (the "Maturity Date").
                                                               -------------

          (b) Prepayments.  The Company may, at any time and from time to time
              -----------
without premium or penalty, respectively, prepay all or any portion of the outstanding principal amount of this Note (including any portion thereof which is Capitalized Interest). In addition, upon the earlier to occur of (i) a Change of Control or (ii) the consummation of an IPO, the Company shall prepay, without premium or penalty, all of the outstanding principal amount of the Note (including any portion thereof which is Capitalized Interest). Any prepayment pursuant to this Section 2(b) will be accompanied by a payment of accrued interest on the portion being prepaid. A prepayment of less than all of the outstanding principal amount of this Note shall not relieve the Company of its obligation to make the scheduled payment on this Note on the Maturity Date pursuant to Section 2(a) above.

          3.   Pro Rata Payment.  In the event that this Note is subdivided and
               ----------------
transferred to two or more holders in accordance with Section 6 hereof, then, except as otherwise expressly provided in this Note, all payments to the holders of this Note (whether for principal, interest or otherwise) shall be made pro rata among such holders based upon the aggregate unpaid principal amount of this Note held by each such holder. If any holder of this Note obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) of principal, interest or other amount with respect to this Note in excess of such holder's pro rata share of such payments obtained by all holders of this Note (other than as expressly provided herein), by acceptance of this Note each such holder agrees to purchase from the other holders of this Note a participation in this Note held by them as is necessary to cause such holders to share the excess payment ratably among each of them as provided in this Section 3.

          4.  Subordination.
              -------------

          (a) Note Subordinated to Senior Indebtedness.  The Company covenants
              ----------------------------------------
and agrees, and the Holder by its acceptance hereof likewise covenants and agrees, that to the extent and in the manner expressly set forth in this Section 4, all amounts payable with respect to this Note are expressly made subordinate in priority and subject in right and priority of payment to the prior performance and final payment in full, in cash or cash equivalents acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness. The provisions of this Section 4 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness. Each of the Company on the one hand and the Holder, by its acceptance hereof, on the other hand, acknowledges that certain holders of Senior Indebtedness are relying upon the provisions of this Section 4, in extending certain Senior Indebtedness to the Company.

          (b) Subordination.  No direct or indirect payment (in cash, property
              -------------
or securities or by set-off or otherwise) by or on behalf of the Company of any amounts payable with respect to this Note, whether pursuant to the terms hereof (including upon an acceleration) or otherwise, shall be made prior to the payment in full, in cash or cash equivalents acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness. Notwithstanding the foregoing, unless the Senior Indebtedness is in default and payment hereunder prohibited thereby, amounts required to be paid pursuant to paragraph 2 hereof shall be permitted to be paid by the Company to the holders of this Note.

          (c) Priority and Payment Over of Proceeds Upon Bankruptcy or
              --------------------------------------------------------
Dissolution.  In the event of any dissolution or winding up or total or partial
-----------
liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings or upon any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company (collectively, a "Reorganization"), then, and
                                                 --------------
irrespective of the treatment, validity or priority of any Senior Indebtedness or this Note:

          (i) all Senior Indebtedness shall first be paid in full, in cash or cash equivalents acceptable to the holders of Senior Indebtedness, before any direct or indirect payments or distributions (in cash, property or securities or by set-off or otherwise) on or in respect of this Note, except for payments or distributions on or in respect of this Note pursuant to a plan of reorganization approved by the holders of Senior Indebtedness;

          (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holder would be entitled (including any payment or distribution in respect of this Note by reason of any other indebtedness of the Company being subordinated to this Note), but for the provisions of this Section 4(c), shall be paid by the Company or any other person making such payment or distribution, whether a debtor in possession, trustee in bankruptcy, a receiver, custodian, conservator, or otherwise, directly to the holders of Senior Indebtedness to the extent necessary to make payment in full, in cash or cash equivalents acceptable to the holders of Senior Indebtedness, of the Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, and the holders of Senior Indebtedness shall be entitled to demand, sue for, collect, and receive every such payment or distribution. The Holder irrevocably authorizes, empowers and directs all trustees, receivers, custodians, conservators or any other persons having authority over the property of the Company to effect all such payments and deliveries to the holders of Senior Indebtedness; and

          (iii) The holders of Senior Indebtedness are hereby authorized, until payment in full in cash of all Senior Indebtedness (A) to file an appropriate claim for and on behalf of the Holder if the Holder does not file, and there is not otherwise filed on behalf of the Holder, a proper claim or proof of claim in the form required in any such Reorganization prior to 30 days before the expiration of the time to file such claim, and
     (B) to vote all claims in respect of this Note in any Reorganization for and on behalf of the Holder if the Holder does not vote prior to 10 days before the expiration of the time to vote such claims.

          (d) Rights and Obligations of the Holder.
              -------------------------------------

          (i) In the event that, notwithstanding the foregoing provisions prohibiting such payment or distribution, the Holder shall have received any payment or distribution of assets of the Company of any kind or character in respect of this Note then, and in such event, (A) such payment or distribution shall be segregated, and in any event, shall be deemed to have been received by the Holder in trust for the benefit of, and as the property of, the holders of Senior Indebtedness, until all Senior Indebtedness is paid in full, in cash or cash equivalents acceptable to the holders of Senior Indebtedness, and (B) promptly upon receipt of any such payment (and in any event immediately upon demand by or any holder of Senior Indebtedness), the Holder shall deliver the same in the form received, together with any necessary endorsements to the holders of Senior Indebtedness to the extent necessary to satisfy in full, in cash or cash equivalents acceptable to the holders of Senior Indebtedness, the Senior Indebtedness.

          (ii) Notwithstanding any provision to the contrary contained herein or in any agreement or instrument relating hereto, the Holder shall not, without the prior written consent of the holders of Senior Indebtedness, ask for, demand, accelerate the maturity of, sue for, take, receive, or possess from the Company, by set-off, recoupment, foreclosure, or any other manner, all or any payment of this Note, whether by the institution or commencement of a bankruptcy case or other judicial action or any other exercise or attempt to exercise any rights or remedies with respect to this Note, whether hereunder or under any other agreement, document or instrument executed in connection herewith.

          (e) Rights of Holders of Senior Indebtedness Not To Be Impaired.
              -----------------------------------------------------------

          (i) No right of any present or future holder of Senior Indebtedness to enforce the subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act by the Holder or by the Company, by any act or failure to act by any holder of Senior Indebtedness, or by any noncompliance by the Company or by the Holder, with the terms and provisions and covenants herein contained regardless of any knowledge thereof such holder of Senior Indebtedness may have or otherwise be charged with.

          (ii) Without in any way limiting the generality of Section 4(e)(i) above, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holder, without incurring responsibility to the Holder, and without impairing or releasing the subordination provided in this Note or the obligations hereunder of the Holder to the holders of Senior Indebtedness, do any one or more of the following: (A) change the manner, place, or terms of payment or extend the time of payment of, or renew, restate or amend the terms of, any Senior Indebtedness or any instrument evidencing Senior Indebtedness or any agreement under which any Senior Indebtedness is outstanding; (B) sell, exchange, release, or otherwise deal with any collateral, or take additional property to secure any additional guaranties of Senior Indebtedness; (C) release any person or entity liable in any manner for the payment, performance or collection of Senior Indebtedness;
     (D) exercise or refrain from exercising any right or waive any right or claim against the Company or any other person or entity; or (E) sell, assign or transfer all or any portion of, or grant participation interests in, Senior Indebtedness.

          (f) Subrogation.   Until the payment in full, in cash or cash
              -----------
equivalents acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness, the Holder shall not assert any claim of subrogation with respect to any Senior Indebtedness or the holders of Senior Indebtedness. Upon the payment in full, in cash or cash equivalents acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive and retain payments and distributions of cash and property on account of Senior Indebtedness, to the extent of any payments or distributions on account of this Note that were received and applied by the holders of Senior Indebtedness to the Senior Indebtedness as a result of the provisions of this Section 4, until this Note shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness by the Company, or payments received by the Holder and paid over to the holders of Senior Indebtedness of any cash or property which the Holder would have been entitled to receive and apply on account of this Note but for the subordination provisions of this
Section 4, shall, as among the Company and its creditors other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment or distribution by the Company to or on account of Senior Indebtedness.

          (g) Obligations of the Company Unconditional. The provisions of
              ----------------------------------------
Sections 4(a) through 4(f) above are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness, on the one hand, and the Holder, on the other hand. Subject to the terms and conditions of this Section 4, (i) the obligations of the Company are absolute and unconditional to pay amounts outstanding under this Note to the Holder, as and when the same shall become due and payable in accordance with the terms hereof (other than an acceleration or prepayment), (ii) nothing contained herein affects the relative rights against the Company of the Holder and creditors of the Company other than the holders of the Senior Indebtedness, and (iii) nothing contained herein prevents the Holder from exercising all remedies hereunder or otherwise permitted by applicable law.

          (h) Notice to the Holder.  The  Company shall give prompt written
              --------------------
notice to the Holder of any fact known to the Company which would prohibit the making of any payment hereunder, but failure to give such notice shall not affect the subordination provided for in this Section 4. Nothing contained in this Section 4(h) shall limit the rights of the holders of Senior Indebtedness to recover payments as contemplated by this Section 4.

          (i) Rights of Holders of the Senior Indebtedness.  Any holder of the
              --------------------------------------------
Senior Indebtedness in its capacity as such shall be entitled to all the rights set forth in this Section 4, subject to the limitations set forth herein, with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holders of Senior Indebtedness, and nothing in this Agreement shall deprive such holder of Senior Indebtedness of any of its rights as a holder of Senior Indebtedness.

          (j) Reinstatement. The provisions of this Section 4 shall continue to
              -------------
be effective or be reinstated and the Senior Indebtedness shall not be deemed to be paid in full, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the holders of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

          (k)  Attorney-in-Fact.   Until the payment in full, in cash or cash
               ----------------
equivalents acceptable to the holders of the Senior Indebtedness, of all Senior Indebtedness, the Holder hereby irrevocably authorizes and empowers any agent of the holders of Senior Indebtedness, at any time after the occurrence and during the continuation of a default or an event of default under the documents relating to such Senior Indebtedness or the circumstances set forth in Section 4(c), to collect and receive the proceeds of this Note and, subject to the provisions of Section 4(c)(iii), to do any and all things relating thereto with the same power and authority that the Holder might or could have done but for the provisions of this Section 4. In connection therewith, the Holder hereby irrevocably appoints any such agent as its lawful attorney-in-fact with full power and authority for it and in its name to make, execute, and acknowledge, publish, file, record, and swear to the execution, acknowledgment, filing, and/or recordation, as applicable, of any and all documents as any such agent or the other holders of Senior Indebtedness, in their sole discretion, shall deem necessary, appropriate, or advisable with respect to the collection of the Senior Indebtedness, this Note and the enforcement and administration of the rights of holders of Senior Indebtedness under this Section 4. The Holder hereby ratifies and confirms any and all acts or omissions which any such agent may take or fail to take with respect to the administration, collection and enforcement of this Note, and hereby remises, releases, and forever discharges any such agent and the holders of Senior Indebtedness from any and all claims in connection therewith, except those claims which arise as a result of the willful misconduct of any such agent or any other holder of Senior Indebtedness. The foregoing power of attorney is coupled with an interest and is irrevocable. The net amount received by the holders of Senior Indebtedness (after deducting the costs and expenses of collection and the exercise of any of their respective rights under this Section 4), as proceeds of the payment or collection of this Note shall be applied to the Senior Indebtedness then due, or thereafter to become due, and the excess, if any, shall be remitted to the Holder.

          5.   Events of Default.
               -----------------

          (a) Definition.  For purposes of this Note, an Event of Default shall
              ----------
be deemed to have occurred if:

          (i) The Company fails to pay when due the full amount of any principal payment (including any portion thereof which is Capitalized Interest) or accrued and unpaid interest; or

          (ii) The Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; or any order for relief with respect to the Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company, or of any substantial part of the assets of the Company, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary of the Company) relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (A) the Company by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days.

          (b) Consequences of Events of Default.
              ---------------------------------

          (i) If an Event of Default of the type described in Section 5(a)(i) has occurred and continued for 5 days after written notice thereof is delivered by the holder or holders of this Note to the Company, the interest rate on this Note shall increase immediately by an increment of two (2) percentage points to the extent permitted by law; provided however,
                                                               --------
     that any increase of the interest rate resulting from the operation of this subparagraph shall terminate and be readjusted to the original interest rate as of the close of business on the date on which no Event of Default exists.

          (ii) If any Event of Default of the type described in Section 5(a)(i) has occurred and continued for 5 days after written notice thereof is delivered by the holder or holders of this Note to the Company, the holder or holders of this Note representing a majority of the aggregate principal amount of this Note then outstanding may, subject to Section 4, declare all or any portion of the outstanding principal amount (including any portion thereof which is Capitalized Interest) of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) to be immediately due and payable and may demand immediate payment of all or any portion of the outstanding principal amount (including any portion thereof which is Capitalized Interest) of this Note (together with all such other amounts then due and payable) owned by such Holder.

          (iii) If an Event of Default of the type described in Section 5(a)(ii) has occurred, the aggregate principal amount (including any portion thereof which is Capitalized Interest) of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the Holder, and the Company shall immediately pay to the Holder all amounts due and payable with respect to this Note.

          (iv) Subject to Section 4 hereof, each Holder shall also have any other rights which such Holder may have been afforded under any contract or agreement at any time and any other rights which such Holder may have pursuant to applicable law.

          (v) The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the Holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.

          6.   Transfer Restrictions. The Holder agrees not to sell, transfer,
               ---------------------
assign, pledge or otherwise dispose of any interest in this Note without the prior written consent of the Company, which consent will not be unreasonably withheld. Any transfer or attempted transfer of any interest in this Note in violation of the preceding sentence shall be void, and the Company shall not record such transfer on its books and records or treat any purported transferee of such interest as the owner of such interest for any purpose.

          7.   Distributions.  Except for Distributions (as defined in the LLC
               -------------
Agreement) pursuant to Section 4.1(c) of the LLC Agreement, the Company shall not make any Distributions without the consent of the Holder.

          8.   Amendment and Waiver.  Except as otherwise expressly provided
               --------------------
herein, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holder or holders of a majority of the aggregate principal amount (plus all accrued but unpaid interest) of this Note then outstanding.

          9.   Definitions.  For purposes of this Note, the following
               -----------
capitalized terms have the following meaning.

          "Affiliate" of any Person means any Person that directly or indirectly
           ---------
controls, is controlled by, or is under common control with the Person in question.

          "Bain Group" means Bain/RCL, L.L.C., and each of its respective
           ----------
Affiliates and successors.

          "Business Day" means any day other than Saturday or Sunday or a public
           ------------
holiday under the laws of the State of New York or other day on which banking institutions are authorized or obligated to close in the State of New York as of the date of determination.

          "Change in Control" shall mean the first to occur of (i) the
           -----------------
occurrence of a Liquidity Event or (ii) (a) the Company (or its successor as a result of merger, consolidation, reorganization or sale) becoming a reporting company under the Securities Exchange Act of 1934 as a result of the registration of its common equity securities thereunder and (B) the members of the Bain Group and their affiliates collectively ceasing to own at least 50% of the aggregate number of Common Units that they own on the date hereof (as adjusted for a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization).

          "Common Units" shall have the meaning assigned to it in the LLC
           ------------
Agreement.

          "Independent Third Party" shall have the meaning assigned to it in the
           -----------------------
LLC Agreement.

          "IPO" shall have the meaning assigned to it in the LLC Agreement.
           ---

          "Liquidity Event" means (a) any sale to an Independent Third Party of
           ---------------
all or substantially all (as defined in the Model Business Corporation Act) of the assets of the Company and its Subsidiaries on a consolidated basis in one transaction or series of related transactions, (b) any sale to an Independent Third Party of all or substantially all of the Common Units held directly or indirectly by the Bain Group (or a transaction having a similar effect as contemplated by Section 12.7 of the LLC Agreement) in one transaction or series of related transactions but excluding any sales of Common Units in a Public Sale (as defined in the Securityholders Agreement) or (c) a merger or consolidation or other transaction which accomplishes one of the foregoing.

          "LLC Agreement" means that certain Amended and Restated Limited
           -------------
Liability Company Agreement of the Company, dated as of the date hereof.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Senior Indebtedness" means all indebtedness of the Company and/or any
           -------------------
of its Subsidiaries (other than the indebtedness evidenced by this Note); provided that any indebtedness which by its terms is expressly junior to this
-------- ----
Note shall not have the rights extended to holders of Senior Indebtedness.

          "Subsidiaries" shall mean, with respect to any Person, any
           ------------
corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.

          10.  Cancellation.  After all principal (including any portion thereof
               ------------
which is Capitalized Interest) and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

          11. Payment Procedures.
              ------------------

          (a) Place of Payment.  Payments of principal and interest are to be
              ----------------
delivered to the Holder at such address or to the attention of such other person as specified by the Holder by prior written notice to the Company.

          (b) Form of Payment. Unless otherwise indicated herein, any payment
              ---------------
made hereunder shall be made by cashier's or certified check or wire transfer of funds to the Holder.

          (c) Expenses.  The Company shall pay and hold the Holder harmless
              --------
against liability for the payment of fees and expenses incurred with respect to the successful enforcement of rights.

          (d) Business Day.  If any payment on this Note shall become due on a
              ------------
day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest in connection with payment.

          12.  Replacement. Upon receipt of evidence reasonably satisfactory to
               -----------
the Company of the mutilation, destruction, loss or theft of this Note and the ownership thereof, and, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company shall, upon the written request of the Holder, execute and deliver in replacement thereof a new Note in the same form, in the same original principal amount and dated the same date as the Note so mutilated, destroyed, lost or stolen, and such Note so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder.

          13.  Usury Laws.  It is the intention of the Company and the Holder to
               ----------
conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the Holder resulting from an Event of Default, voluntary prepayment by the Company or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be cancelled automatically and, if theretofore paid, shall at the option of the Holder either be rebated to the Company or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Company.
The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this

Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be cancelled automatically and, if theretofore paid, rebated to the Company or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Company.

          14.  Governing Law.  This Note shall be governed by and construed in
               -------------
accordance with the domestic laws of the State of Massachusetts, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Massachusetts.



                           *     *     *     *     *

          IN WITNESS WHEREOF, Alliance Laundry Holdings LLC has executed and deliv ered this Junior Subordinated Promissory Note as of the date above.


                              ALLIANCE LAUNDRY HOLDINGS LLC

                              By: __________________________________

                              Its: _________________________________